EXPLORE ANYWHERE HOLDING CORPORATION
(FORMERLY KNOWN AS PORFAVOR CORPORATION)

CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2010 and 2009

Explore Anywhere Holding Corporation
(Formerly Known As Porfavor Corporation)
Consolidated Balance Sheets

	December 31,
	2010	2009
ASSETS

Current assets
Cash and cash equivalents	$12,643	$4,976
Total current assets	12,643	4,976

Property and equipment, net	22,183	28,806

Total assets	$34,826	$33,782

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current liabilities
Accounts payable and accrued expenses	$60,847	$45,133
Accrued Interest	16,065	9,962
Note Payble	112,331	123,533
Total liabilities (all current)	189,243	178,628

Stockholders' (Deficit) Equity
Common Stock: $.001 par value, 300,000,000 shares authorized, 31,923,750 shares issued and outstanding as of December 31, 2010 and 2009	31,924	31,924
Additional paid-in capital	769,918	769,918
Accumulated deficit	(956,259)	(946,688)

Total stockholders' (deficit) equity	(154,417)	(144,846)

Total liabilities and stockholders' (deficit) equity	$34,826	$33,782

See accompanying notes to financial statements

Explore Anywhere Holding Corporation
(Formerly Known As Porfavor Corporation)
Consolidated Statement of Operations

	Year Ended December 31,
	2010	2009

Sales, net	$11,683	$305,977
Cost of sales		230,068

Gross profit	11,683	75,909

Operating expenses
Selling, general and administrative	88,441	133,296
Income (loss) from operating expenses	(76,758)	(57,387)

Other income (expenses)
Other income	73,291	281,575
Interest expenses	(6,104)	(12,683)
Total other income (expenses)	67,187	268,892

Income before income taxes	(9,571)	211,505

Income taxes	-	575

Net loss from continuing operations	(9,571)	212,080
Net loss from discontinued operations	-	(6,621)

Net loss	$(9,571)	$205,459

Earnings (loss) per share of common stock
Basic and diluted:
Loss from continuing operations	$-	$0.01
Loss from discontinued operations	-	-

Weighted average number of common
shares outstanding - Basic and diluted	31,923,750	31,923,750

See accompanying notes to financial statements

Explore Anywhere Holding Corporation
(Formerly Known As Porfavor Corporation)
Consolidated Statements of Stockholders' Equity

	Common Stock
	Shares Issued	Par Value ($0.001)	Additional paid in capital	Accumulated Deficit	Total Stockholders' Equity
Balance at December 31, 2008	31,923,750	31,924	769,918	(1,152,147)	(350,305)

Net Loss				205,459	205,459
Balance at December 31, 2009	31,923,750	31,924	769,918	(946,687)	(144,846)

Net Loss				(9,571)	(9,571)
Balance at December 31, 2010	31,923,750	$31,924	$769,918	$(956,258)	$(154,417)

See accompanying notes to financial statements

Explore Anywhere Holding Corporation
(Formerly Known As Porfavor Corporation)
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2010		2009
Cash flows from operating activities
Net income		$(9,571)	$205,459
Adjustments to reconcile net income to net
cash used by operating activities:
Depreciation and amortization		6,623	12,443
Changes in operating assets and liabilities:
Accounts receivable		-	5,757
Accounts payable		15,714	(7,466)
Accrued Interest		6,103	9,962

Net cash used in operating activities		18,869	226,155

Cash flows from investing activities
Net cash used in investing activities		-	-

Cash flows from financing activities
Loan proceeds from / (loan repayment from)		(11,202)	(285,078)
Cash proceeds form related party loan		-	-
Net cash used in (provided by) financing activities		(11,202)	(285,078)

Net change in cash		7,667	(58,923)
Cash at beginning of period		4,976	63,899
Cash at end of year		$12,643	$4,976

Supplemental cash flow for non-cash financing activities
Disposal of equipment for loan repayment		-	4,059
Loan forgiven and loan assumed by shareholder		-	281,575
Forgiven of liability in connection with the transfer of common stocks		73,291	-

Supplemental cash flow information
Cash paid for interest		$-	$1,109
Cash paid for income taxes	$		$575

See accompanying notes to financial statements

EXPLORE ANYWHERE HOLDING CORPORATION
(FORMERLY KNOWN AS PORFAVOR CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 and 2009

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization, Nature of Business and Trade Name
Explore Anywhere Holding Corporation, Formerly Known As Porfavor Corporation, (“Company”) was incorporated in the State of Nevada on April 3, 1996 as Jubilee Trading, Inc. On August 4, 1996 Alfonzo Hernandez Sr. and 27 individuals purchased 25,000 shares at no par value of the corporation (100%) for payment of $5,000 ($0.20 per share) in order to open and operate a Mexican seafood restaurant named “La Perla” in Los Angeles, California. The restaurant plans did not materialize and the Company lay dormant.

On March 3, 2002, the name of the corporation was changed to Porfavor Corp. and our articles of incorporation were changed to increase the Directors to three and to increase the authorized shares from 25,000 shares of common stock at no par value to 50,000,000 shares of common stock at $0.001 par value.

After a forward split of 35:1 to the Company’s common stocks, management planned to open and operate a Sports Bar and restaurant in Los Angeles, California. This plan did not materialize and the Company lay dormant.

On October 5, 2007, the Company made an acquisition of CBA Builders, a Nevada corporation by exchanging common stock and obtained 100% of CBA Builders’ (DBA Trussco Sales) common stock. The Company also elected Boyd V. Applegate as the CEO, President, Director and Christine M. Applegate as the CFO, Secretary, Treasurer and Director of the Company on this date.

On October 10, 2007, Boyd V. Applegate, as an individual signs a stock exchange agreement exchanging his 50,000 shares of CBA Builders for 16,625,000 shares representing 95% of the issued and outstanding shares of the Company.  CBA Builders was incorporated in the State of Nevada on October 10, 1987. CBA Builders was established as a construction company for the purposes of designing and manufacturing structural wood materials.

On April 13, 2009, the president of the Company, Boyd V. Applegate, signed a letter of intent to sell his shares to Jose F. Garcia 16,625,000 shares of the Common Stock (95% of the issued and outstanding shares) in the Company in exchange for $70,000 in cash.  The sale of 16,625,000 shares was effective on January 1, 2010 and on the same day the board approved the Company to re-enter to developmental stage.

On January 1, 2010, Boyd V. Applegate acknowledged that he has received 50,000 shares of common stock of CBA Builders, 100% ownership of CBA Builders, from Jose F. Garcia.  CBA Builders has then been spin-off and separated from Explore Anywhere Holding Company as Boyd V. Applegate now owned 100% of CBA Builders and waived the liability of Explore Anywhere Holding Company in the amount of $72,791.  After the sale, the Company discontinued their operation and re-entered to a developmental stage company.

On April 23, 2010, the board has approved a forward split of 10:1 resulting in increasing the common stock issued and outstanding from 17,500,000 shares to 175,000,000. The accompanying consolidated financial statements were adjusted to reflect the effects of the recapitalization.

On April, 27, 2010, the board has approved an amendment to increase the Company’s authorized common stock to 200,000,000 shares with par value of $0.001.  On November 10, 2010, the Company had an additional forward split of 1.5:1 resulting in an increase of the common stocks from 200,000,000 shares to 300,000,000 shares authorized and 262,500,000 shares issued and outstanding.

On November 10, 2010, the Company changed its name from Porfavor Corporation to Explore Anywhere Holding Corporation.

On December 20, 2010, the Company entered into a Share Exchange Agreement (the "Agreement"),   with  Explore  Anywhere  Inc.,  a private  Nevada   corporation ("Explore"),  and Explore’s  shareholders  (the  "Shareholders"),  whereby  the Company issued an aggregate of 2,613,750 shares of common stock in exchange for all of the issued and outstanding shares of Explore.  On February 4, 2011, the Company completed this transaction and Explore became a wholly-owned subsidiary of the Company.  The Company  intends to file Explore's last  two (2)  fiscal  years  of  audited  financial  statements  and pro  forma financial statement showing the effects of the acquisition and other information regarding  Explore on a Form 8-K.  Upon such filing, the Company will no longer be considered a "shell company" as that term is defined under Rule 405.  The accompanying consolidated financial statements were adjusted to reflect the effects of the recapitalization at February 4, 2011 as well as retroactively at December 31, 2010 and December 31, 2009 as if these two transactions occurred at the beginning of the year ended December 31, 2009 in wake of the reverse-merger presentation.

ExploreAnywhere, Inc., formerly known as ExploreAnywhere Software, LLC, is a privately held corporation incorporated in the state of Nevada, United States.  Originally founded in August of 2002, the Company specializes in computer monitoring solutions for parents, corporations, and educational facilities.

On February 4, 2011, the Company issued 2,613,750 shares of its common stock pursuant to the Agreement, as described above.  On that date, the Company's largest shareholder cancelled a total of 233,190,000 shares of the Company's common stock. The cancellation of such shares reduced the Company's total issued and outstanding shares, after giving effect to the issuance of shares in connection with the acquisition of Explore described above to 31,923,750 shares.

Effective February 9, 2011, the Board of Directors elected Mr. Oliver Nelson as CEO of the Company.

Basis of Presentation
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company’s system of internal accounting control is designed to assure, among other items, that (1) recorded transactions are valid; (2) all valid transactions are recorded and (3) transactions are recorded in the period in a timely manner to produce consolidated financial statements which present fairly the financial condition, results of operations and cash flows of the company for the respective periods being presented.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries.  All intercompany accounts and transactions have been eliminated.

Use of Estimates
The preparation of our consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from these estimates.

Revenue Recognition
For internet sale, the Company recognizes revenue upon the online distribution of products to customers.  There is no technical support or warranty associated with the sale of its online software.  If the customers have any problems with its software that cannot be easily resolved, the Company will fully refund it. For retail sale, the Company recognizes revenue upon the shipment of products to retailer and records provisions for discounts to customers based on the terms of sale in the same period in which the related sales are recorded. The Company has associated with a retailer where the Company generates more than 90% of its retail revenue in 2009.

On December 12, 2009, the board approved to discontinue the retail sales of its software products. All software products and services activities are sold online. The whole operation of the retail sales has been classified as discontinued operations, and the results of operations of this business from discontinued operations reflected in the statement of operations of our consolidated financial statements.

Property and Equipment
Property and equipment are carried at cost. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of the assets are capitalized. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in income for the period.

Depreciation is computed for financial statement purposes on a straight-line basis over estimated useful lives of the related assets. The estimated useful lives of depreciable assets are:

Estimated
           Useful Lives
Office Equipment                            5-10 years
Furniture                                           5 - 7 years
Shop tools                                        5 - 7 years
Vehicles                                            5-10 years

For federal income tax purposes, depreciation is computed under the modified accelerated cost recovery system. For book purposes, depreciation is computed under the straight-line method.

Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments, primarily money market mutual funds, with maturities of three months or less at the time of purchase.

Accounts Receivable
The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of the Company’s customers to make payments.  The Company periodically reviews these allowances, including an analysis of the customers’ payment history and information regarding the customers’ creditworthiness. Accounts receivable was $0 and $895 at December 31, 2010 and December 31, 2009, respectively, and the allowance for doubtful account was $0 and $895 at December 31, 2010 and December 31, 2009, respectively.

Allowance for Doubtful Accounts
The Company maintains allowances for doubtful accounts relating to estimated losses resulting from customers being unable to make required payments.  Allowances for doubtful accounts are based on historical experience and known factors regarding specific customers and the industries in which those customers operate.  If the financial condition of the Company’s customers were to deteriorate, resulting in their ability to make payments being impaired, additional allowances would be required.

Concentrations of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company maintains cash and cash equivalents with high quality financial institutions. Even though the Company has business association with a retailer where more than 90% of retail revenue was generated in 2009, concentrations of credit risk with respect to accounts receivable are limited due to minimal amounts of purchases on account.

Inventory
Inventories are computed using the lower of cost or market, which approximates actual cost on a first-in-first-out basis. The Company writes down its inventory value for estimated obsolescence equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions. These factors are impacted by market and economic conditions, technology changes, new product introductions and changes in strategic direction and require estimates that may include uncertain elements. Actual demand may differ from forecasted demand, and such differences may have a material effect on recorded inventory values. There was no inventory as of December 31, 2010 and 2009.

Commitments and Contingencies

In 2008, the Company leased its office for an annual rate of $36,455.  The lease has been terminated by the end of 2008.  The Company uses one of its officer’s family’s personal property as a business facility free of charge since 2009.

Cost of Goods Sold
Cost of Goods Sold includes all software consulting costs, packaging & cases, licensing, and customer charge back, and those indirect costs related to software production. Selling, general and administrative costs are charged to expense as incurred.

Advertising
Advertising expenses are recorded as general and administrative expenses as incurred. These expenses amounted to $944 in 2010 and $10,503 in 2009.

Research and Development
The Company capitalizes any development or programmer fees according to ASC 985-20 when the software development stage reaches the feasibility period.  When the software products are ready for sale in the market, the Company expenses the associated development or programmer fees under Research and Development reflected under the statement of operations in our consolidated financial statements.

Stockholders’ Equity
On April 23, 2010, the board has approved a forward split of 10:1 resulting in an increase of the common stocks issued and outstanding from 17,500,000 shares to 175,000,000. The accompanying consolidated financial statements were adjusted to reflect the effects of the recapitalization.  On April, 27, 2010, the board has approved an amendment to increase the Company’s authorized common stock to 200,000,000 shares with par value of $0.001.  On November 10, 2010, the Company had an additional forward split of 1.5:1 resulting in an increase of the common stocks from 200,000,000 shares to 300,000,000 shares authorized and 262,500,000 shares issued and outstanding.  In light of the abovementioned changes in equity, the audited reports for the year ended December 31, 2009 has been retroactively adjusted to reflect the changes.

The Company is authorized to issue a total of 300,000,000 shares at a par value of $0.001 of which 31,923,750 shares at a par value of $0.001 per share have been issued and outstanding as of December 31, 2010 and December 31, 2009.

The retroactive presentation of recapitalization upon reverse-merger on February 4, 2011 back to December 31, 2010 is being depicted in the following table:

Total common shares issued and outstanding in the shell (Explore Anywhere Holding Corporation) prior to reverse-merger	262,500,000 shares

New issue of shares to shareholders of shell upon reverse-merger in exchange of all of the Explore’s shares	2,613,750 shares

Retired issue of shares from a shareholder of shell upon reverse-merger	233,190,000 shares

Total common shares issued and outstanding at December 31, 2010 after stock split	31,923,750 shares

Income Taxes
The Company recognizes the tax effects of transactions in the year in which such transactions enter into the determination of net income, regardless of when reported for tax purposes.

Recently Issued Accounting Pronouncements
In February 2010, the FASB issued guidance to remove the requirement for an entity that files financial statements with the SEC to disclose a date through which subsequent events have been evaluated.  The adoption of this guidance during our current fiscal quarter did not have any impact on our Consolidated Financial Statements.

In January 2010, the FASB issued ASU 2010-06, “Fair Value Measurements and Disclosures (ASC 820): Improving Disclosures about Fair Value Measurements.”  This update will require (1) an entity to disclose separately the amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and to describe the reasons for the transfers; and (2) information about purchases, sales, issuances and settlements to be presented separately (i.e. present the activity on a gross basis rather than net) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3 inputs).  This guidance clarifies existing disclosure requirements for the level of disaggregation used for classes of assets and liabilities measured at fair value and require disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements using Level 2 and Level 3 inputs.  The new disclosures and clarifications of existing disclosure are effective for fiscal years beginning after December 15, 2009, except for the disclosure requirements for related to the purchases, sales, issuances and settlements in the roll forward activity of Level 3 fair value measurements.  Those disclosure requirements are effective for fiscal years ending after December 31, 2010.  The Company is still assessing the impact on this guidance and does not believe the adoption of this guidance will have a material impact to its financial statements.  Management does not believe that other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants or the SEC have a material impact on the Company’s present or future financial statements.

On July 1, 2009, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification™ (“ASC”) became the sole source of authoritative Generally Accepted Accounting Principles (“GAAP”) literature recognized by the Financial Accounting Standards Board for financial statements issued for interim and annual periods ending after September 15, 2009. Rules and interpretive releases of the Security Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Except for applicable SEC rules and regulations and a limited number of grandfathered standards, all other sources of GAAP for nongovernmental entities were superseded by the issuance of ASC. ASC did not change GAAP, but rather combined the sources of GAAP and the Framework for selecting among those sources into a single source. Accordingly, the adoption of ASC had no impact on the financial results of the Company.

In June 2009, the FASB issued ASU 2009-17, Consolidation (ASC 810) “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which eliminates the quantitative approach previously required for determining the primary beneficiary of a variable interest entity and requires ongoing qualitative reassessments of whether an enterprise is the primary beneficiary of a variable interest entity.  This new standard also requires additional disclosures about an enterprise’s involvement in variable interest entities. The Company adopted this pronouncement on January 1, 2010 but there was no significant impact on its financial statements.

In June 2009, the FASB issued ASC 105, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”.  ASC 105 establishes the FASB Accounting Standards Codification (“Codification”), as the single source of authoritative accounting and reporting standards in the United States for all non-government entities, with the exception of the Securities and Exchange Commission and its staff.  It does not include any new guidance or interpretations of US GAAP, but merely eliminates the existing hierarchy and codifies the previously issued standards and pronouncements into specific topic areas.  The Codification was adopted on July 1, 2009 for the Company’s financial statements for the year ended December 31, 2009.

In June 2009, the FASB issued FAS 140/166, “Accounting for Transfers of Financial Assets,” an amendment of FAS 140, which now resides with ASC 860, “Transfers and servicing.” ASC 860 is intended to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets: the effects of a transfer on its financial position, financial performance , and cash flows: and a transferor’s continuing involvement, if any, in transferred financial assets. This statement must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009. The Company does not expect the adoption of ASC 860 to have an impact on the Company’s results of operations, financial condition or cash flows.

In May 2009, the FASB issued ASC 855, “Subsequent Events”.  ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  ASC 855, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, was effective for interim or annual periods ending after June 15, 2009.  The Company adopted this standard as of June 30, 2009; however, the adoption of ASC 855 had no impact to the Company’s consolidated financial statements.

In April 2009, the FASB issued an update to ASC 820, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”, which provides guidance on determining fair value when there is no active market or where the price inputs being used represent distressed sales.  This update to ASC 820 was effective for interim and annual periods ending after June 15, 2009 and was adopted by the Company in the second quarter of 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

NOTE C – EARNING PER COMMON SHARE

Net loss per share is calculated in accordance with ASC 260, previously known as SFAS No. 128, “Earnings per Share.” There are no potentially dilutive securities or derivative instruments outstanding as of December 31, 2010 and December 31, 2009.

NOTE D - PROPERTY AND EQUIPMENT

The carrying values of fixed assets as of December 31, 2010, and December 31, 2009 were as follows:

	2010	2009
Office Equipment	$ 29,818	$ 29,818
Furniture & Fixtures	14,365	14,365
	44,183	44,183
Accumulated Depreciation	(22,001)	(15,377)

	$ 22,183	$ 28,806

Depreciation expense was $6,624 and $6,078 for the years ended December 31, 2010 and December 31, 2009 respectively.

NOTE E – INCOME TAXES

The Company accounts for income taxes using the liability method; under which deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Due to the inherent uncertainty in forecasts and future events and operating results, the Company has provided for a valuation allowance in an amount equal to gross deferred tax assets resulting in no net deferred tax assets or liabilities for the years audited.

Net deferred tax assets consist of the following components as of December 31, 2010:

	2010	2009
Deferred tax assets NOL Carryover	$52,502	$49,248
Valuations Allowance	52,502	49,248
Net Deferred Tax Asset	$0	$0

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34% to pretax income from continuing operations for the year ended December 31, 2010 due to the following:

▪
On December 31, 2010, the Company had an operating loss carry forward of $154,417 that can be used as an offset against future taxable income. No tax benefit has been reported in the December 31, 2010 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry-forwards for Federal income tax reporting purposes are subject to annual limitations.  Should a change in ownership occur, net operating loss carry forwards may be limited as to use in the future.

NOTE F – RELATED PARTY TRANSACTIONS

Boyd Applegate, former president, advanced the money to working capital throughout years of operations. These non-interest bearing advances were due on demand.  The advance from shareholder at December 31, 2009 before the adjustment was $235,634. Since the board approved to cease the business operation, the president and major shareholder took all the property and equipment with the net value of $4,059 for loan repayment. This reduced the advance from shareholder to $231,575. On December 31, 2009, the president sold all of his shares to Jose F. Garcia who personally assumed the whole amount of the loan from shareholder of $231,575, so that the Company did not owe anything to the former president, Boyd Applegate, at December 31, 2009. Accordingly, the loan forgiven was recorded as other income at December 31, 2009.

On December 19, 2008, Bryan Hammond, an officer of the Company, obtain American Express Gold card for operating expenses throughout years of operations.  The credit card had a balance of $ 299 and $297 at December 31, 2010 and December 31, 2009 respectively.

NOTE H – NOTES PAYABLE

On July 6, 2007, the Company has an unsecured convertible promissory note in the amount of $50,000 at 8% simple annual interest rate and at a conversion price of $0.05 per share.  The principal balance with accrued interest of this note shall originally be payable on February 6, 2009.  As of December 31, 2010, the outstanding balance with accrued interest was $63,962.  No interest was paid in the year of 2010.

On January 1, 2008, the Company has a related-party loan from Bryan Hammond, an officer of the Company, with non-interest bearing totaled $0 and $12 at December 31, 2010 and December 31, 2009, respectively, which carry over from ExploreAnywhere Software, LLC. There was no formal agreement for these unsecured advances which are due on demand.

On June 16, 2009, the Company has a related-party loan from Mark Hammond, an officer of the Company, with non-interest bearing totaled $230 at December 31, 2010 and December 31, 2009. There was no formal agreement for these unsecured advances which are due on demand.

On January 1, 2010, Boyd V. Applegate waived non-interest bearing advances in an amount of $72,791 as part of the sale; as such, there was no outstanding note payable as of December 31, 2010.

On March 9, 2010, the Company has an unsecured promissory note in the amount of $7,500 at 8% simple annual interest rate.  The principal balance with accrued interest of this note shall be payable on March 31, 2011.  As of December 31, 2010, the outstanding balance with accrued interest was $7,988.  No interest was paid in the year of 2010.

On March 23, 2010, the Company has an unsecured convertible promissory note in the amount of $25,000 at 8% simple annual interest rate and at a conversion price of $0.05 per share.  The principal balance with accrued interest of this note shall be payable on March 31, 2011.  As of December 31, 2010, the outstanding balance with accrued interest was $26,551.  No interest was paid in the year of 2010.

On December 03, 2010, the Company has an unsecured promissory note in the amount of $10,000 at 8% simple annual interest rate.  The principal balance with accrued interest of this note shall be payable on March 31, 2011.  As of December 31, 2010, the outstanding balance with accrued interest was $10,061.  No interest was paid in the year of 2010.

On December 29, 2010, the Company has an unsecured promissory note in the amount of $7,500 at 8% simple annual interest rate.  The principal balance with accrued interest of this note shall be payable on March 31, 2011.  As of December 31, 2010, the outstanding balance with accrued interest was $7,503.  No interest was paid in the year of 2010.

NOTE I - DISCONTINUED OPERATION

On December 12, 2009, the board approved to discontinue the retail sales of its software products. All software products and services activities are sold online. The whole operation of the retail sales has been classified as discontinued operations, and the results of operations of this business from discontinued operations reflected in the statement of operations of our consolidated financial statements.

NOTE J – SUBSEQUENT EVENTS

On December 20, 2010, the Company entered into a Share Exchange Agreement (the "Agreement"),   with  Explore  Anywhere  Inc.,  a private  Nevada   corporation ("Explore"),  and Explore’s  shareholders  (the  "Shareholders"),  whereby  the Company issued an aggregate of 2,613,750 shares of common stock in exchange for all of the issued and outstanding shares of Explore.  On February 4, 2011, the Company completed this transaction and Explore became a wholly-owned subsidiary of the Company.  The Company  intends to file Explore's last  two (2)  fiscal  years  of  audited  financial  statements  and pro  forma financial statement showing the effects of the acquisition and other information regarding  Explore on a Form 8-K.  Upon such filing, the Company will no longer be considered a "shell company" as that term is defined under Rule 405.  The accompanying consolidated financial statements were adjusted to reflect the effects of the recapitalization at February 4, 2011 as well as retroactively at December 31, 2010 and December 31, 2009 as if these two transactions occurred at the beginning of the year ended December 31, 2009 in wake of the reverse-merger presentation.

On February 1, 2011, the Board of Directors (the "Board") of the Company received the resignations of Mr. William Gerlib acting as the Company's Interim CEO and as a member of the Board of Directors.

On February 4, 2011, the Board elected Mr. Bryan Hammond who was appointed as the Company's President.  Prior to his appointment as President of the Company, Mr. Hammond has been serving as a member of the Company's Board of Directors.

On February 4, 2011, the Company issued 2,613,750 shares of its common stock pursuant to the Agreement, as described above.  On that date, the Company's largest shareholder cancelled a total of 233,190,000 shares of the Company's common stock. The cancellation of such shares reduced the Company's total issued and outstanding shares, after giving effect to the issuance of shares in connection with the acquisition of Explore described above to 31,923,750 shares.

Effective February 9, 2011, the Board elected Mr. Oliver Nelson as CEO of the Company.